COUNTRY INVESTORS LIFE ASSURANCE COMPANY

COUNTRY Investors Variable Life Account

Supplement Dated January 30, 2020

to the Prospectus For

Individual Flexible Premium Variable Life Insurance Policy

(Dated May 1, 2012)

This Supplement updates certain information contained in your Prospectus, as previously supplemented, regarding investment options available under your individual flexible premium variable life insurance policy (the “Policy”). Please read this Supplement carefully and retain it with your Prospectus for future reference.

The Board of Trustees of BNY Mellon Variable Investment Fund approved the termination and liquidation of the BNY Mellon International Equity Portfolio (the “Portfolio”), with liquidation anticipated to occur on or about April 30, 2020. As a result, the BNY Mellon International Equity Portfolio Subaccount under the Policy (the “Closing Subaccount”), which invests in the Portfolio, will be impacted as follows:

•	Before the date of liquidation, and at the discretion of BNY Mellon Investment Adviser, Inc., the Portfolio will cease to pursue its “Investment Objective(s) and Principal Investments” described in your Prospectus as its securities are sold to increase cash holdings in preparation for liquidation.
•	The Closing Subaccount will cease accepting new allocations of Net Premium and transfers of Accumulated Value on March 31, 2020. However, if your Policy has Accumulated Value allocated to the Closing Subaccount on March 31, 2020, additional allocations of Net Premium and transfers of Accumulated Value will be accepted until the date of liquidation. Continuing thereafter, the Federated Government Money Fund II – Service Shares Subaccount (the “Federated Subaccount”) will automatically replace the Closing Subaccount for any instructions you have on file, including processing allocations of Net Premium and performing scheduled automatic rebalancing, until our Variable Product Service Center receives written instructions in good order indicating otherwise.
•	If you have Accumulated Value in the Closing Subaccount at the time the Portfolio is liquidated, proceeds from the liquidation received on your behalf will automatically be allocated to the Federated Subaccount.
•	From the date of this Supplement until up to 60 days after the date of liquidation, Accumulated Value in the Closing Subaccount or in the Federated Subaccount as a result of the liquidation can be transferred free of charge to the Declared Interest Option (where available) or other Subaccounts available under your Policy. Such transfers will not count against the number of free transfers allowed each Policy year

For further details regarding changes to the Portfolio, please refer to the Portfolio’s prospectus, as supplemented.

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If you have any questions, would like to make changes to your allocation instruction, or wish to receive a prospectus for your Policy or for any of the available subaccount investment options, please do not hesitate to contact our Variable Product Service Center toll-free at 1-888-349-4658 or your financial representative.

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